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VANGUARD MORGAN[TM] GROWTH FUND

[PHOTO]

SEMIANNUAL REPORT
June 30, 2000

[THE VANGUARD GROUP LOGO]

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HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments.
Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes.
Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS

REPORT FROM THE CHAIRMAN       1            FUND PROFILE                8
THE MARKETS IN PERSPECTIVE     4            PERFORMANCE SUMMARY        10
REPORT FROM THE ADVISER        6            FINANCIAL STATEMENTS       11
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

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REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Vanguard Morgan Growth Fund had a total return of 3.2% during the first half of 2000. This was a middle-of-the-road result--ahead of the modest decline posted by the overall stock market but behind the average return of competing funds.

     The table at right presents the half-year total returns (capital change plus reinvested dividends) for the fund, the average multi-capitalization growth fund, and a pair of unmanaged benchmarks--the large-cap-dominated Standard & Poor's 500 Index and the Growth Fund Stock Index, which is based on the stocks held by the 50 largest growth-oriented mutual funds.

     The fund's return is based on an increase in net asset value from $22.92 per share on December 31, 1999, to $22.95 per share on June 30, 2000, and is adjusted for a distribution in March of $0.75 per share paid from net realized capital gains.

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                                  TOTAL RETURNS
                                 SIX MONTHS ENDED
                                  JUNE 30, 2000
------------------------------------------------------------
Vanguard Morgan Growth Fund         3.2%
------------------------------------------------------------
Average Multi-Cap Growth Fund*      6.5%
------------------------------------------------------------
S&P 500 Index                      -0.4%
------------------------------------------------------------
Growth Fund Stock Index**           6.9%
------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Reflects the average common stock holdings of the 50 largest growth-oriented mutual funds.


THE PERIOD IN REVIEW
The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.

     Economic growth is generally good for corporate earnings and, thus, for stock prices. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the first half of the year. The Fed boosted its target for the federal funds rate three times during the period by a total of
1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.

     For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide-14.7% in the second. End result? A -3.9% return for the half-year.

                                       1

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     The overall  U.S.  stock  market,  as measured by the  Wilshire  5000 Total
Market Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap S&P 500 Index, which posted a return of -0.4%. Leadership within the market switched back and forth during the period. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount.

     The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%.

PERFORMANCE OVERVIEW
The Morgan Growth Fund's half-year return was 3.6 percentage points higher than that of the S&P 500 Index. However, the fund lagged the average multi-cap growth fund and the Growth Fund Stock Index by similar margins--3.3 and 3.7 percentage points, respectively.

     In relation to the S&P 500 Index, Morgan Growth Fund benefited from holding some mid-cap stocks, which were among the market's leaders. The fund's $26.9 billion median market capitalization (as of June 30) is less than one-third that of the index. The fund's advisers also did a good job of picking stocks in two key growth sectors. Our health care stocks had a total return of 39.2%, while those in the index gained 23.4%. And our holdings in the technology sector returned 9.2%, twice as much as the index's tech stocks. As of June 30, the fund had slightly larger stakes than the S&P 500 in both sectors.

     While Morgan Growth navigated the topsy-turvy technology sector with aplomb, its competitors on average managed to do even better. The 50 largest growth-oriented mutual funds, for example, earned 13.2% on their tech holdings. Similar performance gaps in the consumer discretionary and producer durables sectors accounted for most of our shortfall versus both the average multi-cap growth fund and the Growth Fund Stock Index. Additional details about the fund's performance during the semiannual period can be found in the Report From The Advisers, which begins on page 6.

-------------------------------------------------------------------
                                    TOTAL ASSETS MANAGED
                                       JUNE 30, 2000
                                  ---------------------------------
                                  $ MILLION       PERCENTAGE
-------------------------------------------------------------------
Wellington Management               $2,307           40%
Franklin Portfolio Assocaites        2,305           39
Vanguard Quantitative Equity Group     939           16
Cash Investments*                      305            5
-------------------------------------------------------------------
Total                               $5,856          100%
-------------------------------------------------------------------
*Cash in invested in equity index futures to simulate investment in stocks. Each adviser also may maintain a modest cash reserve.


     The fund's long-term record remains excellent. Part of this record reflects the contributions of John J. Nagorniak, founder of Franklin Portfolio Associates, which serves as one of the fund's three investment advisers. (As shown in the adjacent table, Franklin managed 39% of the fund's assets as of June 30.) Mr. Nagorniak, who retired on June 30, led the development of the quantitative models that Franklin has used since it began managing a portion of the fund in 1990. These models will remain in use, guided by another key player in their

                                       2

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development,  John S. Cone, who is Franklin's president and chief executive.  We wish Mr. Nagorniak the best, and on behalf of our fellow shareholders in Vanguard Morgan Growth Fund, we thank him for the energy and intellect he brought to his work.

IN SUMMARY
During the first half of 2000 we witnessed very sharp day-to-day price fluctuations, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.

     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.


/S/
John J. Brennan
Chairman and Chief Executive Officer


July 20, 2000



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IN MEMORY
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.
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                                       3

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THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

----------------------------------------------------------------------
                                               TOTAL RETURNS
                                        PERIODS ENDED JUNE 30, 2000
                                       -------------------------------
                                      6 MONTHS    1 YEAR     5 YEARS*
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                       -0.4%         7.2%       23.8%
  Russell 2000 Index                   3.0         14.3        14.3
  Wilshire 5000 Index                 -0.7         10.0        22.6
  MSCI EAFE Index                     -4.0         17.4        11.6
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          4.0%        4.6%         6.3%
  Lehman 10 Year Municipal Bond Index  4.0         4.5          6.0
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index            2.8         5.3          5.2
----------------------------------------------------------------------
OTHER
  Consumer Price Index                 2.4%        3.7%         2.5%
----------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS
Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

                                       4

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     When the half-year was over, most broad market indexes had modest declines.
The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS
The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS
International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined-3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

                                       5

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REPORT FROM THE ADVISERS

Vanguard Morgan Growth Fund's return of 3.2% for the first half of 2000 was well ahead of the -0.4% decline in the S&P 500 Index but trailed both the average multi-cap growth fund (+6.5%) and the Growth Fund Stock Index (+6.9%).

     The inflation-fighting efforts of the Federal Reserve Board overshadowed the U.S. stock market throughout the period. After raising its target for short-term interest rates three times in 1999--in 0.25-percentage-point moves that pushed the bond market lower but had little discernible effect on the stock market--the Fed repeated its performance in the new year. This time, however, policymakers mixed in a 0.50-percentage-point hike. In all, they have raised the federal funds rate by 1.75 percentage points in the past 12 months.

     The half-year was extremely volatile--doubtless in part because of the Fed's actions. From January through late March, the stock market focused, as it had in 1999, on momentum. Health care, energy, and technology stocks led a surge in the market averages. Then came a sharp correction. It was fairly brief--lasting a little more than two months--but many newer investors had never before seen such a period of market declines. From its peak on March 10, the tech-laden Nasdaq Composite Index lost nearly 40% of its value in a ten-week period. (Benchmarks that are more representative of the overall market, such as the S&P 500 Index, were much less volatile.) Finally, June saw a powerful rebound, bringing growth-stock indexes back into positive territory for the year to date.

     Morgan Growth Fund followed the course of the overall market fairly closely, although with less volatility than some of our more aggressive peers. It had a total return of 4.2% in the first 21/2 months of the period (through March 10), then declined-6.2% through May 31. In June, the fund bounced back, gaining 5.5%. For the full period, we underperformed the Growth Fund Stock Index primarily because our stock selection was slightly subpar. Our holdings in the technology sector, for example, had an average total return of 9.2%, powered by big gains from integrated-circuit producers, particularly Analog Devices and Applied Micro Circuits. But the tech stocks in the index gained 13.2%. Part of our shortfall was due to our relatively small stake in some first-half winners, such as Texas Instruments (+42.3%).

     Our industry weightings shifted somewhat during the half-year. Most notably, as of June 30, tech stocks accounted for 30.5% of assets, up from 23.7% as of December 31. The rise was attributable both to gains for many of our holdings and to some new purchases. We diversified our tech-sector holdings significantly, increasing the number of stocks from 55 to 120. To fund these purchases, we reduced our exposure to financial services stocks (now 9.3% of assets, down from 13.0%). Among significant additions were a revitalized PepsiCo; JDS Uniphase, the worldwide leader in optical components manufacturing; and the newly formed VeriSign/Network Solutions combo in the Internet infrastructure arena. We sold, primarily for valuation reasons, Warner-Lambert and Nokia.

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INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------

LOOKING AHEAD
The real (adjusted for inflation) federal funds rate is now at its highest level in a decade. This suggests that the Fed may be near the end of its tightening phase. At the same time, we have seen a number of leading economic indicators turn negative. At the margin, manufacturing trends have moved down, manufacturing pricing has softened, and consumer spending and housing starts are lower. These elements may be sufficient to cause the Fed to loosen its grip on the economy.

     In the short run, however, the stock market continues to challenge investors: Volatility remains high and style leadership uncertain. But there have been some reassuring signs of rational behavior. The future earnings prospects of certain "new economy" stocks have been reexamined, with subsequent stock-price adjustments. While our results during the first half of the year were not as strong as we would have liked, we are confident that a balanced investment process that puts significant emphasis on reasonable valuations will continue to be successful over the long run.


Wellington Management Company, LLP
Franklin Portfolio Associates, LLC
Vanguard Quantitative Equity Group

July 19, 2000

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ABOUT THE FUND'S INVESTMENT STRATEGIES
Morgan Growth Fund's three advisers select stocks for the fund independently, although they share a common goal of long-term growth in capital. The following are brief descriptions of the advisers' strategies.

WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management's portfolio manager seeks to identify companies with above-average prospects for growth, especially in industries undergoing fundamental changes. The investment process is supported by in-depth, company-by-company examinations and evaluations by more than 30 global industry analysts.

FRANKLIN PORTFOLIO ASSOCIATES, LLC
Franklin uses an array of computer models to analyze some 4,000 stocks in search of issues that appear to be undervalued. Franklin considers the economic cycle and ranks securities based on three key analyses: fundamental momentum, which seeks to identify companies with relatively strong near-term business prospects; relative value, which searches out stocks with attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, which assesses stocks based on prospects for growth in earnings and dividends.

VANGUARD QUANTITATIVE EQUITY GROUP
Vanguard Quantitative Equity Group uses computer models to rank some 3,000 stocks by a variety of measures, including cash flow, relative value, and share-price momentum. Overall rankings are based on weights assigned to the various measures. A portfolio is constructed from among the higher-ranking stocks to resemble the Growth Fund Stock Index, which reflects the average common stock holdings of the 50 largest growth-oriented mutual funds, in such key characteristics as market capitalization and diversification among industry sectors.
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                                       7

FUND PROFILE
MORGAN GROWTH FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
-----------------------------------------------
                        MORGAN          S&P 500
-----------------------------------------------
Number of Stocks           400              500
Median Market Cap       $26.9B           $94.9B
Price/Earnings Ratio     38.2x            28.7x
Price/Book Ratio          4.9x             5.2x
Yield                     0.6%             1.1%
Return on Equity         19.1%            24.5%
Earnings Growth Rate     17.4%            17.3%
Foreign Holdings          2.2%             1.2%
Turnover Rate             94%*               --
Expense Ratio           0.38%*               --
Cash Investments          2.5%               --

*Annualized.


INVESTMENT FOCUS
-----------------
STYLE = GROWTH
MARKET CAP = LARGE


VOLATILITY MEASURES
------------------------------------
               MORGAN        S&P 500
------------------------------------
R-Squared        0.45         1.00
Beta             0.59         1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------
Cisco Systems, Inc.                    2.9%
Microsoft Corp.                        2.5
AT&T Corp.-Liberty Media Class A       2.4
WorldCom, Inc.                         1.6
Corning, Inc.                          1.5
Citigroup, Inc.                        1.5
Home Depot, Inc.                       1.5
Texas Instruments, Inc.                1.5
Analog Devices, Inc.                   1.4
General Electric Co.                   1.3
-------------------------------------------
Top Ten                               18.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                        June 30, 1999      June 30, 2000
                      -----------------------------------------
                            Morgan        Morgan   S&P 500
                      -----------------------------------------
Auto & Transportation         1.7%          1.3%      1.6%
Consumer Discretionary       23.2          19.0      11.8
Consumer Staples              3.6           2.3       5.7
Financial Services           16.7          10.1      13.4
Health Care                  10.7          13.1      11.7
Integrated Oils               0.9           1.4       4.5
Other Energy                  0.7           1.5       1.8
Materials & Processing        3.9           0.9       2.2
Producer Durables             6.0           4.8       2.9
Technology                   18.8          33.1      29.9
Utilities                     9.2           9.1       8.6
Other                         4.6           3.4       5.9
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-JUNE 30, 2000
---------------------------------------------------------
            MORGAN GROWTH  FUND        S&P 500
FISCAL   CAPITAL  INCOME   TOTAL        TOTAL
YEAR     RETURN   RETURN   RETURN       RETURN
---------------------------------------------------------
1980       30.5%    4.2%    34.7%       32.4%
1981       -7.1     2.3     -4.8        -4.9
1982       24.1     3.6     27.7        21.5
1983       25.8     2.6     28.4        22.5
1984       -8.1     2.0     -6.1         6.3
1985       27.5     2.8     30.3        31.8
1986        4.2     3.6      7.8        18.7
1987        3.3     1.7      5.0         5.3
1988       19.8     2.5     22.3        16.6
1989       19.9     2.8     22.7        31.7
1990       -4.4     2.9     -1.5        -3.1
---------------------------------------------------------


TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-JUNE 30, 2000
---------------------------------------------------------
            MORGAN GROWTH  FUND        S&P 500
FISCAL   CAPITAL  INCOME   TOTAL        TOTAL
YEAR     RETURN   RETURN   RETURN       RETURN
---------------------------------------------------------
1991       26.3%    3.0%    29.3%       30.5%
1992        8.1     1.4      9.5         7.6
1993        5.9     1.4      7.3        10.1
1994       -2.9     1.2     -1.7         1.3
1995       34.6     1.4     36.0        37.6
1996       22.3     1.0     23.3        23.0
1997       29.7     1.1     30.8        33.4
1998       21.1     1.2     22.3        28.6
1999       33.3     0.8     34.1        21.0
2000*       3.2     0.0      3.2        -0.4
---------------------------------------------------------
*Six months ended June 30, 2000.
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                                 10 YEARS
                       INCEPTION                       -------------------------
                         DATE       1 YEAR   5 YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Morgan Growth Fund     12/31/1968   21.10%   25.13%    16.30%   1.58%    17.88%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
MORGAN GROWTH FUND                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.2%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.2%)
o FedEx Corp.                                 569,500           $   21,641
o Ryanair Holdings PLC ADR                    451,800               16,491
  Delta Air Lines, Inc.                       104,800                5,299
  Werner Enterprises, Inc.                    406,250                4,697
  Eaton Corp.                                  68,800                4,610
  PACCAR, Inc.                                107,000                4,247
o AMR Corp.                                   141,700                3,746
  UAL Corp.                                    42,000                2,444
o Navistar International Corp.                 75,600                2,348
  Burlington Northern
   Santa Fe Corp.                              91,600                2,101
  Ford Motor Co.                               30,700                1,320
  Meritor Automotive, Inc.                     97,100                1,068
  General Motors Corp.                         17,449                1,013
  Kansas City Southern
   Industries, Inc.                             7,200                  639
o Visteon Corp.                                 4,020                   49
                                                                ----------
                                                                    71,713
                                                                ----------
CONSUMER DISCRETIONARY (17.6%)
o AT&T Corp.-Liberty Media
   Class A                                  5,747,700              139,382
  Home Depot, Inc.                          1,726,750               86,230
o America Online, Inc.                      1,298,600               68,501
  Time Warner, Inc.                           676,300               51,399
o Viacom Inc. Class B                         573,988               39,139
  The Walt Disney Co.                         964,900               37,450
o AMFM Inc.                                   542,100               37,405
  Wal-Mart Stores, Inc.                       505,300               29,118

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
o Infinity Broadcasting Corp.                 793,750           $   28,922
  Knight Ridder                               488,500               25,982
  Kimberly-Clark Corp.                        406,800               23,340
o Clear Channel
   Communications, Inc.                       309,200               23,190
o Comcast Corp.-Special Class A               546,400               22,129
  News Corp. Ltd. Pfd. ADR                    445,000               21,137
o Bed Bath & Beyond, Inc.                     500,000               18,125
o Univision Communications Inc.               148,600               15,380
  Sears, Roebuck & Co.                        452,500               14,763
  Waste Management, Inc.                      725,000               13,775
  Lowe's Cos., Inc.                           312,400               12,828
o Federated Department
   Stores, Inc.                               371,800               12,548
  Circuit City Stores, Inc.                   377,200               12,518
o TV Guide, Inc.                              354,600               12,145
  Gannett Co., Inc.                           199,400               11,927
  E.W. Scripps Co. Class A                    240,000               11,820
o Yahoo!, Inc.                                 94,900               11,756
  Whirlpool Corp.                             242,200               11,293
  Hasbro, Inc.                                729,950               10,995
  Viad Corp.                                  383,500               10,450
  Darden Restaurants Inc.                     598,600                9,727
o Valassis Communications, Inc.               247,150                9,423
o Michaels Stores, Inc.                       202,900                9,295
o EchoStar Communications Corp.               275,000                9,105
o Robert Half International, Inc.             319,000                9,091
o Tech Data Corp.                             208,400                9,078
  Interpublic Group of Cos., Inc.             200,000                8,600
o Barnes & Noble, Inc.                        330,400                7,351
  Target Corp.                                126,500                7,337

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
MORGAN GROWTH FUND                             SHARES                (000)
--------------------------------------------------------------------------------
o TMP Worldwide, Inc.                          94,700           $    6,990
  Omnicom Group Inc.                           78,200                6,965
o Convergys Corp.                             127,400                6,609
  The Limited, Inc.                           286,600                6,198
o Jones Apparel Group, Inc.                   249,600                5,866
o eBay Inc.                                   107,200                5,822
o Iron Mountain, Inc.                         168,300                5,722
o Zale Corp.                                  156,600                5,716
o USA Networks, Inc.                          250,000                5,406
  R.R. Donnelley & Sons Co.                   233,300                5,264
  Eastman Kodak Co.                            84,300                5,016
  Galileo International, Inc.                 238,900                4,987
  Tiffany & Co.                                70,200                4,739
o Tricon Global Restaurants, Inc.             166,900                4,715
  New York Times Co. Class A                  111,300                4,396
o Best Buy Co., Inc.                           67,600                4,276
  Young & Rubicam Inc.                         68,800                3,935
  May Department Stores Co.                   159,800                3,835
o Jack in the Box Inc.                        144,500                3,558
o Cendant Corp.                               236,600                3,312
  RadioShack Corp.                             68,100                3,226
  TJX Cos., Inc.                              163,100                3,058
  Polaroid Corp.                              166,400                3,006
  The McGraw-Hill Cos., Inc.                   51,700                2,792
o InfoSpace, Inc.                              46,400                2,564
o Telewest Communications PLC                 661,500                2,283
  Wendy's International, Inc.                 104,000                1,853
  Ethan Allen Interiors, Inc.                  70,550                1,693
  Hertz Corp. Class A                          55,600                1,560
o Lycos, Inc.                                  26,800                1,447
o Grupo Prisa SA                               53,931                1,256
  Liz Claiborne, Inc.                          34,400                1,213
  McDonald's Corp.                             33,500                1,103
o The Neiman Marcus Group,
   Inc. Class A                                33,900                1,002
  Talbots Inc.                                 18,000                  989
  American Greetings Corp. Class A             46,100                  876
o Toys R Us, Inc.                              40,200                  585
o Harrah's Entertainment, Inc.                 24,500                  513
o CDI Corp.                                    11,400                  232
  Manpower Inc.                                 5,400                  173
o CDW Computer Centers, Inc.                    2,400                  150
                                                                ----------
                                                                 1,027,555
                                                                ----------
CONSUMER STAPLES (2.2%)
  PepsiCo, Inc.                               815,000               36,217
  Philip Morris Cos., Inc.                  1,103,700               29,317
  Sara Lee Corp.                              850,000               16,416
  Ralston-Ralston Purina Group                487,500                9,720
  The Coca-Cola Co.                           156,200                8,972
  ConAgra, Inc.                               462,600                8,818
  Anheuser-Busch Cos., Inc.                    84,000                6,274
  The Pepsi Bottling Group, Inc.              192,900                5,630
  SuperValu Inc.                              269,700                5,141
                                                                ----------
                                                                   126,505
                                                                ----------
FINANCIAL SERVICES (9.3%)
  Citigroup, Inc.                           1,435,350               86,480
  American International
   Group, Inc.                                508,227               59,717
  First Data Corp.                            838,100               41,591
  Ace, Ltd.                                   875,000               24,500
  Marsh & McLennan Cos., Inc.                 228,950               23,911


--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
  Fannie Mae                                  441,900           $   23,062
  Golden West Financial Corp.                 498,700               20,353
  Associates First Capital Corp.              844,600               18,845
  J.P. Morgan & Co., Inc.                     148,600               16,365
  AXA Financial, Inc.                         479,400               16,300
  Lehman Brothers Holdings, Inc.              169,500               16,028
  Freddie Mac                                 385,600               15,617
  MBNA Corp.                                  505,000               13,698
  Providian Financial Corp.                   150,900               13,581
  Bank of America Corp.                       305,438               13,134
o HomeStore.com, Inc.                         397,400               11,599
  The PMI Group Inc.                          218,650               10,386
  Heller Financial, Inc.                      495,000               10,147
  Morgan Stanley Dean
   Witter & Co.                               119,600                9,957
  The Chase Manhattan Corp.                   187,404                8,632
o BISYS Group, Inc.                           138,600                8,524
  Loews Corp.                                 139,100                8,346
  Merrill Lynch & Co., Inc.                    70,100                8,061
  Dime Bancorp, Inc.                          474,400                7,472
  FleetBoston Financial Corp.                 190,500                6,477
  Cullen/Frost Bankers, Inc.                  226,000                5,947
  Dow Jones & Co., Inc.                        72,800                5,333
  CIGNA Corp.                                  51,700                4,834
  KeyCorp  272,200  4,798
  Bear Stearns Co., Inc.                      112,140                4,668
  Deluxe Corp.                                188,600                4,444
  Donaldson, Lufkin & Jenrette, Inc.          103,500                4,392
  American General Corp.                       65,000                3,965
  UnionBanCal Corp.                           165,872                3,079
  Countrywide Credit Industries, Inc.          88,658                2,687
o Portal Software, Inc.                        35,200                2,248
o DST Systems, Inc.                            22,000                1,675
  A.G. Edwards & Sons, Inc.                    41,600                1,622
  MGIC Investment Corp.                        32,400                1,474
  Green Point Financial Corp.                  63,700                1,194
  Old Republic International Corp.             60,300                  995
                                                                ----------
                                                                   546,138
                                                                ----------
HEALTH CARE (12.1%)
  Pfizer, Inc.                              1,352,800               64,934
o Immunex Corp.                             1,303,100               64,422
  Pharmacia Corp.                           1,190,400               61,529
  Johnson & Johnson                           511,000               52,058
  AstraZeneca Group PLC ADR                   835,000               38,827
o Genzyme Corp. General Division              608,300               36,156
  Baxter International, Inc.                  490,100               34,460
  American Home Products Corp.                505,000               29,669
  Cardinal Health, Inc.                       389,750               28,841
  Abbott Laboratories                         580,000               25,846
  UnitedHealth Group Inc.                     301,000               25,811
o Boston Scientific Corp.                     783,700               17,192
o Human Genome Sciences, Inc.                 125,000               16,672
o Forest Laboratories, Inc.                   155,900               15,746
  Merck & Co., Inc.                           195,100               14,950
o Quest Diagnostics, Inc.                     200,700               14,363
o MedImmune Inc.                              189,200               14,001
  Schering-Plough Corp.                       274,800               13,877
o IVAX Corp.                                  326,300               13,541
o Gilead Sciences, Inc.                       184,300               13,108
o Millennium Pharmaceuticals, Inc.            112,900               12,631
  IMS Health, Inc.                            600,000               10,800


--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
o Cytyc Corp.                                 188,900           $   10,083
  Eli Lilly & Co.                              95,900                9,578
o Aclara Biosciences, Inc.                    138,900                7,075
o Abgenix, Inc.                                58,200                6,976
o MiniMed, Inc.                                58,700                6,927
  Alpharma, Inc. Class A                      109,100                6,791
o Andrx Corp.                                  99,400                6,354
o Pacificare Health Systems, Inc.             102,300                6,157
  HCA-The Healthcare Co.                      188,600                5,729
  Bristol-Myers Squibb Co.                     62,900                3,664
o Gene Logic Inc.                             100,000                3,569
  Tenet Healthcare Corp.                      127,300                3,437
o Watson Pharmaceuticals, Inc.                 57,600                3,096
o Amgen, Inc.                                  37,800                2,655
o Chiron Corp.                                 45,800                2,175
  Allergan, Inc.                               24,700                1,840
o HEALTHSOUTH Corp.                           187,500                1,348
o Varian Medical Systems, Inc.                 16,200                  634
  Bausch & Lomb, Inc.                           6,800                  526
                                                                ----------
                                                                   708,048
                                                                ----------
INTEGRATED OILS (1.3%)
  Exxon Mobil Corp.                           217,700               17,089
  Kerr-McGee Corp.                            265,800               15,666
  Occidental Petroleum Corp.                  706,600               14,883
  USX-Marathon Group                          563,300               14,118
  Phillips Petroleum Co.                      101,100                5,125
  Chevron Corp.                                55,800                4,733
  Texaco Inc.                                  74,200                3,951
                                                                ----------
                                                                    75,565
                                                                ----------
OTHER ENERGY (1.4%)
  Halliburton Co.                             450,000               21,234
o Calpine Corp.                               274,400               18,042
  Transocean Sedco Forex Inc.                 325,000               17,367
  Apache Corp.                                228,200               13,421
o BJ Services Co.                             176,900               11,056
  Valero Energy Corp.                          31,600                1,003
  Sunoco, Inc.                                 32,800                  966
                                                                ----------
                                                                    83,089
                                                                ----------
MATERIALS & PROCESSING (0.8%)
  Air Products & Chemicals, Inc.              515,300               15,878
  Dow Chemical Co.                            330,600                9,980
  Louisiana-Pacific Corp.                     702,700                7,642
  Engelhard Corp.                             440,900                7,523
  Georgia Pacific Group                        82,000                2,152
  Owens Corning                               189,200                1,750
  Alcoa Inc.                                   53,636                1,555
o Energizer Holdings, Inc.                     84,633                1,545
  International Paper Co.                      11,316                  337
                                                                ----------
                                                                    48,362
                                                                ----------

PRODUCER DURABLES (4.5%)
o Applied Materials, Inc.                     371,400               33,658
  Koninklijke (Royal) Philips
   Electronics NV NY Shares                   611,000               29,022
  United Technologies Corp.                   475,000               27,966
o American Tower Corp. Class A                600,000               25,012
o Teradyne, Inc.                              232,700               17,103
  Emerson Electric Co.                        282,100               17,032
o Crown Castle International Corp.            360,000               13,140
o LAM Research Corp.                          284,700               10,676
o Agilent Technologies, Inc.                  137,520               10,142

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
  Dover Corp.                                 210,800           $    8,551
  RF Micro Devices, Inc.                       94,000                8,237
o Credence Systems Corp.                      140,300                7,743
o KLA-Tencor Corp.                            122,900                7,197
o Brooks Automation, Inc.                     105,000                6,713
o LTX Corp.                                   188,500                6,586
o Novellus Systems, Inc.                      108,400                6,131
  Pitney Bowes, Inc.                          138,500                5,540
o EMCORE Corp.                                 43,300                5,196
  Cooper Industries, Inc.                     142,200                4,630
  Pall Corp.                                  160,000                2,960
  The Boeing Co.                               62,100                2,597
o Varian Semiconductor
   Equipment Associates, Inc.                  30,400                1,910
  Tektronix, Inc.                              16,700                1,236
  York International Corp.                     43,500                1,136
  Tecumseh Products Co. Class A                20,200                  771
                                                                ----------
                                                                   260,885
                                                                ----------
TECHNOLOGY (30.5%)
  COMMUNICATIONS TECHNOLOGY (10.0%)
o Cisco Systems, Inc.                       2,670,900              169,769
  Corning, Inc.                               331,300               89,410
o JDS Uniphase Corp.                          407,200               48,813
o 3Com Corp.                                  774,800               44,648
o Cabletron Systems, Inc.                   1,026,400               25,917
  Motorola, Inc.                              836,251               24,304
  Lucent Technologies, Inc.                   366,800               21,733
o General Motors Corp. Class H                210,000               18,427
o QUALCOMM, Inc.                              181,700               10,902
o Remec, Inc.                                 238,700                9,996
o Natural Microsystems Corp.                   86,800                9,760
o Digital Microwave Corp.                     247,500                9,436
o ISS Group, Inc.                              89,100                8,797
o Brocade Communications
   Systems, Inc.                               47,200                8,660
o RealNetworks, Inc.                          169,100                8,550
o Software.com, Inc.                           64,600                8,390
o Foundry Networks, Inc.                       71,800                7,934
o Comverse Technology, Inc.                    80,000                7,440
  KPN Qwest NV ADR                            177,600                7,037
o Aspect Communications Corp.                 158,000                6,211
o Tekelec                                     120,900                5,826
o Handspring, Inc.                            212,100                5,727
o NCR Corp.                                   129,600                5,046
o Advanced Fibre
   Communications, Inc                        110,800                5,021
o ADC Telecommunications, Inc.                 56,700                4,756
o Black Box Corp.                              60,000                4,750
o FLAG Telecom Holdings Ltd.                  302,500                4,500
  DSET Corp.                                   87,300                2,652
o Network Associates, Inc.                     91,000                1,854

  COMPUTER SERVICES, SOFTWARE, & SYSTEMS (8.2%)
o Microsoft Corp.                           1,817,500              145,400
o VeriSign, Inc.                              225,430               39,788
o Oracle Corp.                                378,700               31,834
o BMC Software, Inc.                          805,000               29,370
o BroadVision, Inc.                           392,900               19,964
o Rational Software Corp.                     200,000               18,587
o Veritas Software Corp.                      150,400               16,998
o Micromuse Inc.                               81,300               13,454

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
MORGAN GROWTH FUND                             SHARES                (000)
--------------------------------------------------------------------------------
o BEA Systems, Inc.                           266,200           $   13,160
o Siebel Systems, Inc.                         72,300               11,826
o Vignette Corp.                              200,000               10,403
o Ceridian Corp.                              415,000                9,986
o HNC Software, Inc.                          160,400                9,905
o Mercator Software, Inc.                     136,000                9,350
o Macromedia, Inc.                             90,000                8,702
  Computer Associates
   International, Inc.                        161,800                8,282
  Adobe Systems, Inc.                          63,500                8,255
o Macrovision Corp.                           114,600                7,325
o Intuit, Inc.                                176,600                7,307
o Aspen Technologies, Inc.                    165,000                6,352
o QLogic Corp.                                 88,700                5,860
o AXENT Technologies, Inc.                    231,100                5,734
o Symantec Corp.                              104,200                5,620
o Compuware Corp.                             511,600                5,308
o Brio Technology, Inc.                       243,800                5,166
o MarchFirst, Inc.                            272,636                4,976
o Cadence Design Systems, Inc.                240,800                4,906
o i2 Technologies, Inc.                        39,600                4,129
o Allaire Corp.                                97,200                3,572
o Informatica Corp.                            37,200                3,048
o Zomax Inc.                                  227,900                2,991
o Citrix Systems, Inc.                        122,100                2,312
o TenFold Corp.                               120,100                1,974
  Sabre Holdings Corp.                         57,600                1,642
o Viant Corp.                                  32,400                  960
o Electronics for Imaging, Inc.                 6,000                  152

  COMPUTER TECHNOLOGY (4.1%)
o EMC Corp.                                   502,600               38,669
  Hewlett-Packard Co.                         221,600               27,672
  International Business
    Machines Corp.                            248,800               27,259
o Sun Microsystems, Inc.                      254,300               23,125
o Computer Sciences Corp.                     309,300               23,101
o Apple Computer, Inc.                        290,100               15,194
o Dell Computer Corp.                         272,800               13,452
  Compaq Computer Corp.                       500,300               12,789
o RSA Security Inc.                           172,300               11,932
o Seagate Technology Inc.                     187,800               10,329
o Network Appliance, Inc.                     100,10                 8,058
o InFocus Corp.                               179,700                5,784
  Electronic Data Systems Corp.               125,600                5,181
o Gateway, Inc.                                72,000                4,086
o Phoenix Technologies Ltd.                   242,900                3,962
o Maxtor Corp.                                338,200                3,572
o Zebra Technologies Corp. Class A             64,900                2,876
o Synopsys, Inc.                               40,100                1,386
o Silicon Graphics, Inc.                      240,000                  900
o Emulex Corp.                                  5,600                  368
o Unisys Corp.                                 24,000                  349
o Ingram Micro, Inc.                           10,900                  190
o Adaptec, Inc.                                 6,800                  155

  ELECTRONICS (1.1%)
o Flextronics International Ltd.              350,000               24,041
o Sanmina Corp.                               180,900               15,467
o Vishay Intertechnology, Inc.                230,050                8,728


--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
  Methode Electronics, Inc. Class A           123,900           $    4,786
o Semtech Corp.                                58,100                4,444
  AVX Corp.                                   191,500                4,393

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.3%)
  Texas Instruments, Inc.                   1,247,800               85,708
o Analog Devices, Inc.                      1,048,400               79,678
  Intel Corp.                                 480,400               64,223
o Broadcom Corp.                               79,900               17,493
o National Semiconductor Corp.                288,500               16,372
o Advanced Micro Devices, Inc.                179,300               13,851
o International Rectifier Corp.               230,300               12,897
o Xilinx, Inc.                                122,100               10,081
o Applied Micro Circuits Corp.                 89,900                8,878
o Amkor Technology, Inc.                      232,700                8,217
o SCI Systems, Inc.                           178,500                6,995
o Lattice Semiconductor Corp.                  95,000                6,567
o Jabil Circuit, Inc.                         129,600                6,431
o Cree, Inc.                                   45,600                6,088
o Atmel Corp.                                 154,600                5,701
o Integrated Silicon Solution, Inc.           133,700                5,081
o Arrow Electronics, Inc.                     161,800                5,016
o Maxim Integrated Products, Inc.              50,000                3,397
o Cypress Semiconductor Corp.                  60,900                2,573
o ACT Manufacturing, Inc.                      20,600                  957

  ELECTRONICS--TECHNOLOGY (0.8%)
o Solectron Corp.                             702,400               29,413
o KEMET Corp.                                 278,100                6,970
o Coherent, Inc.                               61,800                5,183
  Harris Corp.                                 68,200                2,234
  Rockwell International Corp.                 34,200                1,077

  SCIENTIFIC EQUIPMENT & SUPPLIES
  Newport Corp.                                27,000                2,899
                                                                ----------
                                                                 1,787,092
                                                                ----------
  UTILITIES (8.4%)
o WorldCom, Inc.                            2,040,450               93,606
o Sprint Corp. (PCS Group)                  1,073,800               63,891
o NTL Inc.                                    404,875               24,242
o Nextel Communications, Inc.                 372,400               22,786
o COLT Telecom Group PLC                      680,800               22,675
o Cox Communications, Inc. Class A            450,900               20,544
o MediaOne Group, Inc.                        256,699               17,023
o UnitedGlobalCom Inc. Class A                348,000               16,269
o Global Crossing Ltd.                        603,500               15,880
  BellSouth Corp.                             366,800               15,635
o Intermedia Communications Inc.              475,400               14,143
o McLeodUSA, Inc. Class A                     678,000               14,026
o VoiceStream Wireless Corp.                   90,600               10,536
  Sprint Corp.                                199,100               10,154
  Telephone & Data Systems, Inc.              100,100               10,035
o Powertel Inc.                               140,600                9,974
o Rural Cellular Corp. Class A                125,000                9,570
  AT&T Corp.                                  291,357                9,214
o TeleCorp PCS, Inc.                          220,000                8,869
o China Unicom Ltd. ADR                       397,600                8,449
o NEXTLINK Communications, Inc.               204,200                7,747
o Tritel, Inc.                                250,000                7,422

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
  Telecom Italia SpA ADR                      700,000           $    7,180
  BroadWing Inc.                              275,000                7,133
  FPL Group, Inc.                             121,000                5,989
  Bell Atlantic Corp.                         113,900                5,788
o MGC Communications, Inc.                     92,400                5,538
  TXU Corp.                                   185,700                5,478
o Metricom                                    182,900                5,098
o Nextel Partners, Inc.                       144,300                4,699
  U.S. Unwired, Inc.                          328,400                4,269
  Reliant Energy, Inc.                         88,800                2,625
o Alamosa PCS Holdings, Inc.                   89,600                1,870
  Duke Energy Corp.                            26,600                1,500
  DTE Energy Co.                               49,000                1,498
  Public Service Enterprise
   Group, Inc.                                 30,100                1,042
  CenturyTel, Inc.                             25,250                  726
  GPU, Inc.                                    15,800                  428
  Unicom Corp.                                  6,900                  267
                                                                ----------
                                                                   493,818
                                                                ----------
  OTHER (2.9%)
  General Electric Co.                      1,412,300               74,852
  Tyco International Ltd.                     740,000               35,057
  Illinois Tool Works, Inc.                   497,419               28,353
  Textron, Inc.                               187,400               10,178
  Johnson Controls, Inc.                      193,000                9,903
  Fortune Brands, Inc.                        291,400                6,720
  Minnesota Mining &
   Manufacturing Co.                           56,600                4,669
  GenCorp, Inc.                               100,000                  800
                                                                ----------
                                                                   170,532
                                                                ----------
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
   (COST $4,076,637)                                             5,399,302
--------------------------------------------------------------------------------

                                                 Face
                                               Amount
                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.7%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)6.33%, 7/27/2000                         $   3,000                2,986
FEDERAL NATIONAL MORTGAGE ASSN.
(2)6.06%, 7/13/2000                            10,300               10,282
(2)6.09%, 7/20/2000                             9,000                8,973
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.71%, 7/3/2000                            390,809              390,809
   6.71%, 7/3/2000--Note G                     38,514               38,514
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $451,561)                                                    451,564
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
(COST $4,528,198)                                                5,850,866
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                    Market
                                                                    Value*
                                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                            $  98,894
Liabilities--Note G                                               (94,203)
                                                                ----------
                                                                    4,691
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 255,155,979 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $5,855,557
================================================================================

NET ASSET VALUE PER SHARE                                          $22.95
================================================================================
*See Note A in Notes to  Financial  Statements.
oNon-income-producing security.
(1)The fund invests a portion of its cash reserve in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.5% and 2.4%, respectively, of net assets.
See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $22,241,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               Amount        Per
                                                (000)      Share
--------------------------------------------------------------------------------
Paid in Capital                            $4,033,760     $15.81
Undistributed Net
 Investment Income                             19,646        .08
Accumulated Net Realized Gains                485,335       1.90
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                      1,322,668       5.18
 Futures Contracts                             (5,852)      (.02)
--------------------------------------------------------------------------------
NET ASSETS                                 $5,855,557     $22.95
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.


--------------------------------------------------------------------------------
                                                            MORGAN GROWTH FUND
                                                SIX MONTHS ENDED JUNE 30, 2000
                                                                         (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                          $  17,863
      Interest                                                           13,042
      Security Lending                                                      554
                                                                       ---------
      Total Income                                                       31,459
                                                                       ---------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                           2,591
      Performance Adjustment                                                 98
   The Vanguard Group--Note C
      Management and Administrative                                       7,192
      Marketing and Distribution                                            312
   Custodian Fees                                                            74
   Auditing Fees                                                              5
   Shareholders' Reports                                                     82
   Trustees' Fees and Expenses                                                3
                                                                       ---------
      Total Expenses                                                     10,357
      Expenses Paid Indirectly--Note D                                     (485)
                                                                       ---------
       Net Expenses                                                       9,872
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    21,587
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                           485,403
   Futures Contracts                                                     12,198
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       497,601
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                               (321,262)
   Futures Contracts                                                    (15,219)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (336,481)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $182,707
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                   MORGAN GROWTH  FUND
                                                                         ----------------------------------
                                                                            SIX MONTHS                YEAR
                                                                                 ENDED               ENDED
                                                                        JUNE  30, 2000       DEC. 31, 1999
                                                                                 (000)               (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                  $     21,587        $     28,782
   Realized Net Gain                                                           497,601             666,279
   Change in Unrealized Appreciation (Depreciation)                           (336,481)            570,381
                                                                          ---------------------------------
      Net Increase in Net Assets Resulting from Operations                     182,707           1,265,442
                                                                          ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                                            --             (29,733)
   Realized Capital Gain                                                      (179,207)           (600,879)
                                                                          ---------------------------------
      Total Distributions                                                     (179,207)           (630,612)
                                                                          ---------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                                    1,007,904             863,925
   Issued in Lieu of Cash Distributions                                        173,192             605,622
   Redeemed                                                                   (395,372)           (593,217)
                                                                          ---------------------------------
      Net Increase from Capital Share Transactions                             785,724             876,330
-----------------------------------------------------------------------------------------------------------
   Total Increase                                                              789,224           1,511,160
----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                       5,066,333           3,555,173
   End of Period                                                            $5,855,557          $5,066,333
===========================================================================================================

1Shares Issued (Redeemed)
   Issued                                                                       44,435              40,331
   Issued in Lieu of Cash Distributions                                          7,075              28,114
   Redeemed                                                                    (17,355)            (27,767)
                                                                          ---------------------------------
      Net Increase in Shares Outstanding                                        34,155              40,678
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


---------------------------------------------------------------------------------------------------------------
                                                                       MORGAN GROWTH FUND
                                                                     YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    -----------------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2000         1999        1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $22.92       $19.72      $17.54     $15.63    $14.09    $11.36
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                           .09          .14         .18       .160       .14       .15
   Net Realized and Unrealized Gain (Loss)
       on Investments                              .69         6.29        3.61      4.435      3.07      3.89
                                                --------------------------------------------------------------
       Total from Investment Operations            .78         6.43        3.79      4.595      3.21      4.04
                                                ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income             --         (.15)       (.18)     (.160)     (.14)     (.15)
   Distributions from Realized Capital Gains      (.75)       (3.08)      (1.43)    (2.525)    (1.53)    (1.16)
                                                ---------------------------------------------------------------
       Total Distributions                        (.75)       (3.23)      (1.61)    (2.685)    (1.67)    (1.31)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $22.95       $22.92      $19.72     $17.54    $15.63    $14.09
==============================================================================================================

TOTAL RETURN                                     3.20%       34.10%      22.26%     30.81%    23.30%    35.98%
==============================================================================================================

Ratios/Supplemental Data
   Net Assets, End of Period (Millions)         $5,856       $5,066      $3,555     $2,795    $2,054    $1,471
   Ratio of Total Expenses to
       Average Net Assets                       0.38%*        0.42%       0.44%      0.48%     0.51%     0.49%
   Ratio of Net Investment Income to
       Average Net Assets                       0.78%*        0.71%       0.96%      0.93%     0.97%     1.10%
   Portfolio Turnover Rate                        94%*          65%         81%        76%       73%       76%
==============================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP and Franklin Portfolio Associates, LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years, relative to an index of the equity holdings of the largest growth stock mutual funds.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $252,000 for the six months ended June 30, 2000.

     For the six months ended June 30, 2000, the advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets before an increase of $98,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the fund had contributed capital of $1,081,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $470,000 and $15,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended June 30, 2000, the fund purchased $2,929,504,000 of investment securities and sold $2,386,469,000 of investment securities, other than temporary cash investments.

F. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,322,668,000, consisting of unrealized gains of $1,553,648,000 on securities that had risen in value since their purchase and $230,980,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized depreciation were:


--------------------------------------------------------------------------------
                                                       (000)
                                     -------------------------------------------
                                           AGGREGATE
                         NUMBER OF         SETTLEMENT          UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS        VALUE            DEPRECIATION
--------------------------------------------------------------------------------
S&P 500                    597             $219,114             $(3,229)
S&P Midcap 400             366               89,359              (2,623)
--------------------------------------------------------------------------------


G. The market value of securities on loan to broker/dealers at June 30, 2000, was $37,172,000, for which the fund held cash collateral of $38,514,000. Cash collateral received is invested in repurchase agreements.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III  Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

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ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman,
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WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.




Q262 082000

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All rights reserved.
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Corporation, Distributor.